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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                         August 14, 2002

                      SOVEREIGN BANCORP, INC.
      (Exact name of registrant as specified in its charter)

   Pennsylvania             1-16581               23-2453088
------------------        -----------            -------------
(State or other           (Commission            (IRS Employer
 jurisdiction of)          File Number)           Ident. No.)
 incorporation

    2000 Market Street, Philadelphia Pennsylvania     19103
    ---------------------------------------------  ----------
      (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code
                         (215) 557-4630

                                N/A
          --------------------------------------------
  (Former name or former address, if changed since last report.)






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Item 7. Financial Statements and Exhibits.

       (a)  Exhibits.

            The following exhibits are filed herewith:

            99.1   Statement under Oath of Principal Executive
                   Officer of Sovereign Bancorp, Inc. dated
                   August 14, 2002,

            99.2   Statement Under Oath of Principal Financial
                   Officer of Sovereign Bancorp, Inc. dated
                   August 14, 2002,

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, each of the Principal Executive
Officer, Jay S. Sidhu, and Principal Financial Officer, James D.
Hogan, of Sovereign Bancorp, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order
No. 4-460.

     A copy of each of these statements is attached hereto as
Exhibit 99.1 and 99.2, respectively.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOVEREIGN BANCORP, INC.

Dated:  August 14, 2002           /s/ James D. Hogan
                                      James D. Hogan
                                      Chief Financial Officer



                          EXHIBIT INDEX

Exhibit
Number
-------

99.1     Statement under Oath of Principal Executive Officer of
         Sovereign Bancorp, Inc. dated August 14, 2002.

99.2     Statement Under Oath of Principal Financial Officer of
         Sovereign Bancorp, Inc. dated August 14, 2002.